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                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference, in the Registration Statements of Nortech Systems Incorporated on Forms S-8 registered on June 21, 1994 and
June 30, 1993, of our reports dated February 13, 1997, in the Annual Report on Form 10-K for the year ended December 31, 1996.


                                        LARSON, ALLEN, WEISHAIR & CO., LLP

St. Cloud, Minnesota
March 27, 1997